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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 15, 1999
                Date of report (Date of earliest event reported)

                            PATTERSON DENTAL COMPANY
               (Exact Name of Registrant as Specified in Charter)

          Minnesota                      0-20572               41-0886515
(State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)                File Number)      Identification Number)

                           1031 Mendota Heights Road
                           St. Paul, Minnesota 55120
         (Address of Principal Executive Offices, including Zip Code)

                                (651) 686-1600
             (Registrant's Telephone Number, including Area Code)

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ITEM 5   OTHER EVENTS

         Reference is made to the press release issued to the public by Patterson Dental Company on September 15, 1999, announcing a share repurchase program pursuant to which the company may purchase up to one million of its shares in open market transactions. Such press release is attached hereto as an exhibit.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1     Press release dated September 15, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 15, 1999.

                                        PATTERSON DENTAL COMPANY

                                        By:  /s/ Matthew L. Levitt
                                           -------------------------------
                                           Matthew L. Levitt
                                           Secretary and General Counsel

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                                  EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------

 99.1            Press release dated September 15, 1999.

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